FFC-1 P2 P4 03/16

SUPPLEMENT DATED March 23, 2016

TO THE PROSPECTUSES DATED MAY 1, 2015

OF

FRANKLIN FLEX CAP GROWTH VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

Effective May 1, 2016, the Prospectus is amended as follows:

I.          The section in the Fund Summary under the heading “Portfolio Managers” on page FFC-S4 is replaced with the following:

            Portfolio Managers

Matthew J. Moberg, CPA

Vice President of Advisers and portfolio manager of the Fund since inception (2005).

Robert Stevenson, CFA

Portfolio Manager and Research Analyst of Advisers and portfolio manager of the Fund since 2013.

II.        In the Fund Details, under the heading “Management,” the portfolio manager information on page FFC-D4 is replaced with the following:

            The Fund is managed by a team of dedicated professionals focused on investments in sectors believed to have growth potential. The portfolio managers of the team are as follows:

Matthew J. Moberg, CPA

Vice President of Advisers

Mr. Moberg has been a portfolio manager of the Fund since its inception (2005) and assumed duties of lead portfolio manager of the Fund in May 2016.  He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1998.

Robert Stevenson, CFA

Portfolio Manager and Research Analyst of Advisers

Mr. Stevenson has been a portfolio manager of the Fund since 2013, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2004.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

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